UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 28, 2010

Date of Report (Date of earliest event reported)
Jones Soda Co.

(Exact Name of Registrant as Specified in Charter)

Washington	000-28820	52-2336602

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
234 Ninth Avenue North, Seattle, Washington 98109

(Address of principal executive offices) (Zip Code)
(206) 624-3357

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.
     Pursuant to the Common Stock Purchase Agreement dated as of June 11, 2010 (the “Purchase Agreement”), by and between Jones Soda Co. (the “Company”) and Glengrove Small Cap Value, Ltd. (“Glengrove”), the Company maintains a $10,000,000 equity line of credit arrangement. The Purchase Agreement provides that from time to time over the term of the Purchase Agreement, and at the Company’s discretion, the Company may present Glengrove with draw down notices to purchase the Company’s common stock over ten consecutive trading days or such other period mutually agreed upon by the Company and Glengrove (a “Draw Down Period”), with each draw down subject to limitations set forth in the Purchase Agreement based on the price of the Company’s common stock and a limit of 2.5% of the Company’s market capitalization at the time of such draw down (which limitations the parties are expressly permitted under the Purchase Agreement to modify or waive by mutual agreement). Once presented with a draw down notice, Glengrove is required to purchase a pro-rata portion of the shares on each trading day during the Draw Down Period on which the daily volume weighted average price for the Company’s common stock exceeds a threshold price determined by the Company for such draw down. The per share purchase price for these shares will equal the daily volume weighted average price of the Company’s common stock on each date during the Draw Down Period on which shares are purchased, less a discount of 6.0%.
     The Purchase Agreement also provides that, from time to time and at the Company’s sole discretion, the Company may grant Glengrove the right to exercise one or more options to purchase up to an aggregate dollar amount of additional shares of its common stock during each Draw Down Period based on the trading price of the common stock. Upon Glengrove’s exercise of an option, the Company will sell to Glengrove the shares of the Company’s common stock subject to the option at a price equal to the greater of the volume weighted average price of the common stock on the day Glengrove notifies the Company of its election to exercise the option or the threshold price for the option determined by the Company, less a discount of 6.0%.
     The aggregate number of shares that the Company can sell to Glengrove under the Purchase Agreement may in no case exceed 5,228,893 shares of the Company’s common stock (which is equal to one share less than 20% of the Company’s common shares outstanding on the date of the closing of the Purchase Agreement, less 70,053 common shares issued to Glengrove as its commitment fee) (the “Trading Market Limit”). In addition, in no event may Glengrove purchase under the Purchase Agreement any shares of Company common stock which (i) when aggregated with all other shares of Company common stock beneficially owned by Glengrove, would result in beneficial ownership by Glengrove of more than 9.9% of the Company’s then outstanding common shares (the “Ownership Limitation”), or (ii) when aggregated with all other shares of the Company’s common stock offered pursuant to the Company’s Registration Statement on Form S-3 (No. 333-166556) would exceed the maximum amount permissible under General Instruction I.B.6. of Form S-3 (the “Registration Limitation”).
     The Company presented Glengrove with a draw down notice dated October 18, 2010: (i) to purchase a fixed amount of $500,000 of the Company’s common stock (the “Fixed Amount”) and (ii) granting Glengrove the right to exercise one or more options to purchase from time to time during the Draw Down Period up to an aggregate of $500,000 of additional shares of the Company’s common stock (the “Optional Amount”), subject in all cases to the Trading Market Limit, the Beneficial Ownership Limitation and the Registration Limitation. The threshold price set for the Fixed Amount and the Optional Amount was $1.10. As permitted by the Purchase Agreement, the parties agreed that the Draw Down Period would be seven (rather than ten) consecutive trading days.
     The Company expects to settle with Glengrove on the purchase of 948,475 shares of the Company’s common stock under the terms of the draw down notice and the Purchase Agreement at an aggregate purchase price of $1,000,000, or approximately $1.06 per share, no later than October 29, 2010, subject to satisfaction of applicable closing conditions. The Company will receive estimated net proceeds from the sale of these shares of approximately $972,500, after deducting its estimated offering expenses. In connection with the sale of the Company’s common stock described herein, the Company is filing, as Exhibit 5.1 hereto, an opinion of its counsel, Perkins Coie LLP.
     The foregoing description is qualified in its entirety by reference to the Purchase Agreement dated as of June 11, 2010, between the Company and Glengrove, included as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2010, and incorporated by reference in this report.
Forward-Looking Statements
     Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected settlement of the sale and purchase of the Company’s common stock described herein and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Purchase Agreement and Glengrove’s compliance with its obligations to purchase the shares of common stock. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this report. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in this report, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
     (d)  Exhibits

Exhibit 5.1	Opinion of Perkins Coie LLP
Exhibit 10.1
Common Stock Purchase Agreement between the Company and Glengrove Small Cap Value, Ltd. dated as of June 11, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2010)

Exhibit 99.1	Information Relating to Item 14 — Other Expenses of Issuance and Distribution

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.
Dated: October 28, 2010	By:	/s/ Michael R. O'Brien
Michael R. O'Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Perkins Coie LLP
10.1
Common Stock Purchase Agreement between the Company and Glengrove Small Cap Value, Ltd. dated as of June 11, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2010)

99.1	Information Relating to Item 14 — Other Expenses of Issuance and Distribution